Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Nine Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	9/30/2015	9/30/2014
Condensed Income Statement
Interest income	$10,409	$11,348	10,090	10,367	9,906	31,847	29,110
Interest expense	912	748	762	844	911	2,422	2,746
Net interest income	9,497	10,600	9,328	9,523	8,995	29,425	26,364
Provision for loan losses	240	677	69	193	401	986	737
Net interest income after provision	9,257	9,923	9,259	9,330	8,594	28,439	25,627
Non-interest income	2,386	2,831	2,306	2,449	2,315	7,523	6,693
Non-interest expense	8,088	8,426	7,649	7,334	7,238	24,163	23,510
Income before income taxes	3,555	4,328	3,916	4,445	3,671	11,799	8,810
Provision for income taxes	922	1,205	1,082	1,228	953	3,209	2,158
Net income	$2,633	3,123	2,834	3,217	2,718	8,590	6,652

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.48	0.48
Basic earnings per share	$0.26	0.33	0.30	0.34	0.30	0.89	0.72
Diluted earnings per share	$0.26	0.32	0.30	0.34	0.29	0.88	0.71
Book value per share	$14.22	13.91	13.80	13.50	13.24	14.22	13.24
Tangible book value per share	$10.66	10.33	10.40	10.08	9.80	10.66	9.80
Average basic shares outstanding	9,898,233	9,694,732	9,312,636	9,306,382	9,299,691	9,637,344	9,293,866
Average diluted shares outstanding	10,005,788	9,804,728	9,410,774	9,403,013	9,405,013	9,742,839	9,407,110
Shares outstanding at period end	9,903,294	9,896,904	9,317,583	9,311,318	9,305,208	9,903,294	9,305,208

Selected Financial Ratios
Return on average assets	0.82%	1.03%	1.02%	1.14%	0.95%	0.95%	0.79%
Return on average equity	7.51%	9.21%	9.01%	10.18%	8.71%	8.55%	7.30%
Dividend payout ratio	61.54%	48.48%	53.33%	47.06%	53.33%	53.93%	66.67%
Net interest margin (tax equivalent)	3.37%	3.95%	3.83%	3.82%	3.57%	3.71%	3.60%
Efficiency ratio (tax equivalent)	65.97%	61.08%	63.90%	59.48%	61.97%	63.55%	68.95%

Selected Balance Sheet Items
Investment securities and stock	$391,430	378,651	329,429	314,074	322,341

Loans:
Commercial and industrial	$45,325	47,958	36,447	35,424	34,997
Commercial, secured by real estate	407,818	399,551	381,371	379,141	371,533
Residential real estate	274,054	273,249	255,926	254,087	248,113
Consumer	19,283	19,718	17,296	18,006	19,305
Agricultural	15,462	13,434	9,816	11,472	9,249
Other, including deposit overdrafts	676	638	678	680	2,651
Deferred net origination costs (fees)	215	188	151	146	67
Loans, gross	762,833	754,736	701,685	698,956	685,915
Less allowance for loan losses	2,958	2,879	2,837	3,121	3,298
Loans, net	$759,875	751,857	698,848	695,835	682,617

Total assets	$1,275,171	1,249,363	1,129,497	1,108,066	1,123,356
Total deposits	1,103,513	1,084,033	973,725	946,205	956,633
Short-term borrowings	14,931	12,731	13,454	16,645	24,954
Long-term debt	6,016	6,085	6,153	11,357	11,432
Total shareholders’ equity	140,851	137,698	128,576	125,695	123,179

	Three Months Ended					Nine Months Ended
	9/30/2015	6/30/2015	3/31/2015	12/31/2014	9/30/2014	9/30/2015	9/30/2014
Selected Balance Sheet Items, continued
Tangible common equity (TCE)	$105,063	101,694	96,340	93,277	90,579
Tangible common assets (TCA)	1,239,383	1,213,359	1,097,261	1,075,648	1,090,756
TCE/TA	8.48%	8.38%	8.78%	8.67%	8.30%
Loans to deposit ratio	69.13%	69.62%	72.06%	73.87%	71.70%
Equity to assets ratio	11.05%	11.02%	11.38%	11.34%	10.97%

Selected Average Balance Sheet Items
Investment securities and stock	$385,353	360,750	313,279	311,395	348,469	353,391	333,200

Loans	$760,159	737,021	699,959	694,185	688,972	732,600	674,181
Less allowance for loan losses	2,885	2,865	2,870	3,075	3,288	2,873	3,342
Net loans	$757,274	734,156	697,089	691,110	685,684	729,727	670,839

Total assets	$1,267,171	1,220,938	1,125,326	1,123,949	1,140,922	1,204,909	1,119,396
Total deposits	1,099,730	1,057,818	969,658	967,505	976,109	1,042,879	963,521
Short-term borrowings	13,450	12,803	13,824	12,217	22,547	13,358	15,697
Long-term debt	6,040	6,108	6,598	11,382	11,457	6,247	11,602
Total shareholders’ equity	139,032	136,003	127,608	125,302	123,807	134,256	121,845

Asset Quality
Net charge-offs	$160	636	352	370	496
Other real estate owned	1,208	1,364	1,364	1,370	1,460
Non-accrual loans	2,254	1,961	3,972	5,599	6,264
Loans past due 90 days or more and still accruing	130	128	355	203	111
Total nonperforming loans	$2,384	2,089	4,327	5,802	6,375
Net charge-offs to average loans	0.08%	0.35%	0.20%	0.21%	0.29%
Allowance for loan losses to total loans	0.39%	0.38%	0.40%	0.45%	0.48%
Nonperforming loans to total loans	0.31%	0.28%	0.62%	0.83%	0.93%
Nonperforming assets to total assets	0.28%	0.28%	0.50%	0.65%	0.70%

Assets Under Management
LCNB Corp. total assets	$1,275,171	1,249,363	1,129,497	1,108,066	1,123,356
Trust and investments (fair value)	258,675	272,209	264,122	258,266	255,409
Mortgage loans serviced	113,610	117,204	116,534	120,433	123,792
Business cash management	6,809	6,628	5,839	5,811	5,846
Brokerage accounts (fair value)	142,151	144,186	141,439	132,823	127,303
Total assets managed	$1,796,416	1,789,590	1,657,431	1,625,399	1,635,706

Non-GAAP Financial Measures
Accreted income on acquired loans	$243	1,348	326	442	375	1,917	1,110

Net income	$2,633	3,123	2,834	3,217	2,718	8,590	6,652
Less (add) net gain (loss) on sales of securities, net of tax	0	146	73	37	64	219	61
Add merger-related expenses, net of tax	32	363	50	26	3	461	902
Core net income	$2,665	3,340	2,811	3,206	2,657	8,832	7,493
Basic core earnings per share	$0.27	0.34	0.30	0.34	0.29	0.92	0.81
Diluted core earnings per share	$0.27	0.34	0.30	0.34	0.28	0.91	0.80
Adjusted return on average assets	0.83%	1.10%	1.01%	1.13%	0.92%	0.98%	0.89%
Adjusted return on average equity	7.60%	9.85%	8.86%	10.06%	8.44%	8.80%	8.17%
Core efficiency ratio (tax equivalent)	65.57%	58.23%	63.91%	59.48%	62.46%	62.41%	65.12%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	September 30, 2015 (Unaudited)	December 31, 2014
ASSETS:
Cash and due from banks	$18,844	14,235
Interest-bearing demand deposits	14,367	1,610
Total cash and cash equivalents	33,211	15,845
Investment securities:
Available-for-sale, at fair value	360,741	285,365
Held-to-maturity, at cost	24,575	22,725
Federal Reserve Bank stock, at cost	2,476	2,346
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	759,875	695,835
Premises and equipment, net	22,434	20,733
Goodwill	30,187	27,638
Core deposit and other intangibles	5,601	4,780
Bank owned life insurance	22,406	21,936
Other assets	10,027	7,225
TOTAL ASSETS	$1,275,171	1,108,066
LIABILITIES:
Deposits:
Noninterest-bearing	$238,796	213,303
Interest-bearing	864,717	732,902
Total deposits	1,103,513	946,205
Short-term borrowings	14,931	16,645
Long-term debt	6,016	11,357
Accrued interest and other liabilities	9,860	8,164
TOTAL LIABILITIES	1,134,320	982,371
SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 12,000,000 shares, issued 10,656,921 and 10,064,945 shares at September 30, 2015 and December 31, 2014, respectively	76,711	67,181
Retained earnings	73,330	69,394
Treasury shares at cost, 753,627 shares at September 30, 2015 and December 31, 2014	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	2,475	785
TOTAL SHAREHOLDERS' EQUITY	140,851	125,695
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,275,171	1,108,066

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
INTEREST INCOME:
Interest and fees on loans	$8,540	8,168	26,572	24,008
Interest on investment securities –
Taxable	1,094	984	2,983	2,901
Non-taxable	732	716	2,087	2,019
Other short-term investments	43	38	205	182
TOTAL INTEREST INCOME	10,409	9,906	31,847	29,110
INTEREST EXPENSE:
Interest on deposits	834	800	2,187	2,423
Interest on short-term borrowings	5	10	13	18
Interest on long-term debt	73	101	222	305
TOTAL INTEREST EXPENSE	912	911	2,422	2,746
NET INTEREST INCOME	9,497	8,995	29,425	26,364
PROVISION FOR LOAN LOSSES	240	401	986	737
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,257	8,594	28,439	25,627
NON-INTEREST INCOME:
Trust income	754	688	2,406	2,071
Service charges and fees on deposit accounts	1,314	1,245	3,655	3,619
Net gain (loss) on sales of securities	—	97	332	93
Bank owned life insurance income	156	165	470	507
Gains from sales of mortgage loans	34	24	288	92
Other operating income	128	96	372	311
TOTAL NON-INTEREST INCOME	2,386	2,315	7,523	6,693
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,340	4,022	13,011	11,896
Equipment expenses	324	337	914	976
Occupancy expense, net	570	541	1,749	1,706
State franchise tax	251	231	753	714
Marketing	176	212	559	541
Amortization of intangibles	189	150	510	424
FDIC insurance premiums	136	183	432	492
Merger-related expenses	49	4	641	1,366
Other non-interest expense	2,053	1,558	5,594	5,395
TOTAL NON-INTEREST EXPENSE	8,088	7,238	24,163	23,510
INCOME BEFORE INCOME TAXES	3,555	3,671	11,799	8,810
PROVISION FOR INCOME TAXES	922	953	3,209	2,158
NET INCOME	$2,633	2,718	8,590	6,652

Dividends declared per common share	$0.16	0.16	0.48	0.48
Earnings per common share:
Basic	$0.26	0.30	0.89	0.72
Diluted	0.26	0.29	0.88	0.71
Weighted average common shares outstanding:
Basic	9,898,233	9,299,691	9,637,344	9,293,866
Diluted	10,005,788	9,405,013	9,742,839	9,407,110